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                                                                  Exhibit 10.20

                           LOAN MODIFICATION AGREEMENT

     This Loan Modification Agreement (this "Loan Modification Agreement') is entered into as of December 30, 2002, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and SPEECHWORKS INTERNATIONAL, INC., a Delaware corporation with its chief executive office located at 695 Atlantic Avenue, Boston, Massachusetts 02111 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of December 28, 2001, evidenced by, among other documents, a certain Amended and Restated Loan and Security Agreement dated as of December 28, 2001 between Borrower and Bank (as may be amended from time to time, the "Loan Agreement"), which amended and restated a certain Loan and Security Agreement between Borrower and Bank dated as of March 26, 1999. The Loan Agreement established: (i) an equipment line of credit in favor of the Borrower in the maximum principal amount of Six Million Dollars ($6,000,000.00) (the "Committed Equipment Line"), and (ii) a revolving line of credit in favor of Borrower in the maximum principal amount of Five Million Dollars ($5,000,000.00) (the "Committed Revolving Line"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness and obligations owing by Borrower to Bank shall be referred to as the "Obligations".

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.

     A.   Modifications to Loan Agreement.

          1. Notwithstanding anything in the Loan Agreement or this Loan Modification Agreement to the contrary, no more than Seven Hundred Fifty Thousand Dollars ($750,000.00) in Equipment Advances under the Committed Equipment Line shall be made to Borrower after December 31, 2002.

          2. The Loan Agreement is hereby amended by deleting the following text appearing as the first sentence in Section 2.1.5(a):

                    "Subject to the terms and conditions of this Agreement, Bank agrees to lend to Borrower, from time to time prior to December 31, 2002, equipment advances (each an "Equipment Advance" and collectively the "Equipment Advances") in an aggregate amount not to exceed the Committed Equipment Line."

               and inserting in lieu thereof, the following:

                    "Subject to the terms and conditions of this Agreement, Bank agrees to lend to Borrower, from time to time prior to June 30, 2003, equipment advances (each an "Equipment Advance" and collectively the "Equipment Advances") in an aggregate amount not to exceed the Committed Equipment Line."

          3. The Loan Agreement is hereby amended by deleting the following text appearing as Section 6.7 entitled "Financial Covenant":

                    "6.7 Financial Covenant. Borrower shall maintain at all times, to be tested as of the last day of each month:

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                         (a)  Tangible Net Worth. A Tangible Net Worth of at
                         least Fifty Five Million Dollars ($55,000,000.00)."

               and inserting in lieu thereof the following:

                    "6.7 Financial Covenant. Borrower shall maintain at all times, to be tested as of the last day of each month:

                         (a) Tangible Net Worth. A Tangible Net Worth of at least: (i) $45,000,000.00 through December 31, 2002;
                         (ii) $40,000,000.00 from January 1, 2003 through
                         March 31, 2003; (iii) $35,000,000.00 from April 1, 2003
                         through June 30, 2003; and (iv) $30,000,000.00 from
                         July 1, 2003 and at all  times thereafter."

          4. In connection with the Bank's rights pursuant to Section 6.2(d) of the Loan Agreement, the Borrower shall permit the Bank to audit the Borrower's Collateral, at Borrower's expense, on or before March 31, 2003.

          5. Effective as of December 17, 2002, the Loan Agreement is hereby amended by deleting the following text appearing in Section 13.1 thereof entitled "Definitions":

                    ""Prime Rate" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate."

               and inserting in lieu thereof the following:

                    ""Prime Rate" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate, except that at no time under this Agreement shall the Prime Rate be less than four and one-quarter percent (4.25%)."

          6. The Loan Agreement is hereby amended by deleting the following text appearing in Section 13.1 thereof entitled "Definitions":

                    ""Revolving Maturity Date" is November 30, 2002."

               and inserting in lieu thereof the following:

                    ""Revolving Maturity Date" is November 29, 2003."

4. FEES. Borrower shall pay to Bank: (i) a modification fee for the Committed Revolving Line (the "Revolving Line Fee") in an amount equal to $12,500.00, which Revolving Line Fee shall be due and payable on the date hereof and shall be deemed fully and earned as of the date hereof, and (ii) a modification fee for the Committed Equipment Line (the "Equipment Line Fee") in an amount equal to $3,750.00, which Equipment Line Fee shall be deemed fully earned as of the date hereof and due and payable on June 30, 2003, except that the Equipment Line Fee shall be waived by Bank in the event that aggregate Equipment Advances of at least Five Hundred Thousand Dollars ($500,000.00) are made to Borrower on or after January 1, 2003. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF NEGATIVE PLEDGE AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreement dated as of March 26, 1999 between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement shall remain in full force and effect.

6. ADDITIONAL COVENANTS. Borrower shall not, without providing the Bank with thirty (30) days prior

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written notice: (i) relocate its principal executive office or add any new offices or business locations or keep any Collateral in any additional locations, or (ii) change its jurisdiction of organization, or (iii) change its organizational structure or type, (iv) change its legal name, or (v) change any organizational number (if any) assigned by its jurisdiction of organization. In addition, the Borrower hereby certifies that no Collateral is in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral to such a bailee, then Borrower shall first receive, the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of December 28, 2001 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

7. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank's interest in the Collateral.

8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

10. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Obligations.

11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

12. RIGHT OF SET-OFF. In consideration of Bank's agreement to enter into this Loan Modification Agreement, Borrower and any guarantor hereby reaffirm and hereby grant to Bank, a lien, security interest and right of setoff as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Silicon Valley Bank or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower and any guarantor even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

13. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California. NOTWITHSTANDING THE FOREGOING, THE BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO


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OTHERWISE ENFORCE THE BANK'S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

14. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

     This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                                 BANK:

SPEECHWORKS INTERNATIONAL, INC.           SILICON VALLEY BANK, doing business as
                                          SILICON VALLEY EAST


By:    Richard Westelman                  By:     Michael Tramack
       -------------------------------            ------------------------------

Name:  Richard Westelman                  Name:   Michael Tramack
       -------------------------------            ------------------------------

Title: Chief Financial Officer            Title:  Vice President
       -------------------------------            ------------------------------


                                          SILICON VALLEY BANK

                                          By:     Michelle Giannini
                                                  ------------------------------

                                          Name:   Michelle Giannini
                                                  ------------------------------

                                          Title:  AVP
                                                  ------------------------------
                                                  (signed in Santa Clara County,
                                                  California)